SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549


                 ----------------------------------

                              FORM 8-K

                 ----------------------------------


                           CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15 (d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): April 17, 1998

           The Interpublic Group of Companies, Inc.
       (Exact Name of Registrant as Specified in Charter)


Delaware                         1-6686              13-1024020
(State or other               (Commission           (IRS Employer
Jurisdiction                  File Number)          Identification Number)
of incorporation)


  1271 Avenue of the Americas, New York, New York     10020
 (Address of Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code: 212-399-8000


_________________________________________________________________
 (Former Name or Former Address, if Changed Since Last Report)

Item 9.   Sales of Equity Securities Pursuant to Regulation S.

On April 17, 1998, The Interpublic Group of Companies, Inc. ("Interpublic") sold 34,440 shares of its common stock, par value $.10 (the "Shares"), to two Swiss individuals as a portion, valued at Swiss Francs 1,576,500 out of a total payment of Swiss Francs 3,153,000 as an installment payment of the purchase price for 80% of the issued and outstanding shares of capital stock of Bosch & Butz Werbeagentur AG BSW, a Swiss company, the acquisition of which was closed on December 1, 1995.

No underwriter or placement agent was used in connection with the sale of the Shares.

The transaction was effected in an "offshore transaction" and in accordance with the "offering restrictions" and "no directed selling efforts" requirements of Rule 903(c)(2) of Regulation S under the Securities Act of 1933.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         THE INTERPUBLIC GROUP OF COMPANIES, INC.



Date: May 4, 1998                       By: NICHOLAS J. CAMERA
                                             VICE PRESIDENT, GENERAL COUNSEL
                                             AND SECRETARY